OTHER NON-CURRENT ASSETS (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Components of other non-current assets:
Interest Rate Derivative Assets, at Fair Value	$ 3,617,000	$ 5,335,000
Lease security deposit movements	0	4,257,000
Deferred Tax Assets, Net, Noncurrent	6,439,000	0
Other long-term assets	5,227,000	5,969,000
Other Assets, Noncurrent	15,283,000	15,561,000
Deferred Costs, Noncurrent	5,200,000	6,000,000
Amortization of Deferred Charges	$ 700,000	$ 700,000	$ 200,000